UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

SAB BIOTHERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

[●], 2025

To our stockholders:

You are cordially invited to attend the SAB Biotherapeutics, Inc. special meeting of stockholders (the “Special Meeting”). The Special Meeting will be held virtually on [●], 2025 at [●] Eastern Time, at [●]. At the Special Meeting, you will be asked to:

(1)
approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock, par value $0.0001 per share (the “Common Stock”), upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock governing the Series B Preferred Stock;
(2)
approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, (i) increase the maximum number of shares of Common Stock available to Plan participants thereunder by 24,180,000 shares to an aggregate of 31,932,466 shares, and (ii) increase the maximum number of additional shares available for issuance pursuant to the annual evergreen increase from 10,000,000 shares to 73,750,000 shares; and
(3)
transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Your vote is important. Regardless of whether you plan to attend the Special Meeting, it is important that your shares be represented and voted at the Special Meeting, and we hope you will vote as soon as possible. You may vote by proxy over the Internet, by telephone or by mail by following the instructions on the proxy card or voting instruction card. Voting over the Internet, by telephone, or by mail will ensure your representation at the Special Meeting regardless of whether you attend the virtual Special Meeting.

Thank you for your ongoing support of, and continued interest in, SAB Biotherapeutics, Inc.

Sincerely,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

777 W 41st Street

Suite 401

Miami Beach, Florida 33140

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2025

To the Stockholders of SAB Biotherapeutics, Inc.:

Notice is hereby given that the Special Meeting of Stockholders of SAB Biotherapeutics, Inc., a Delaware corporation (the “Company”), will be held virtually at [●] Eastern Time on [●], 2025 (the “Special Meeting”). There will not be an option to attend the Special Meeting at a physical location.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1) to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock, par value $0.0001 per share (the “Common Stock”), upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock governing the Series B Preferred Stock;

(2) to approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, (i) increase the maximum number of shares of Common Stock available to Plan participants thereunder by 24,180,000 shares to an aggregate of 31,932,466 shares, and (ii) increase the maximum number of additional shares available for issuance pursuant to the annual evergreen increase from 10,000,000 shares to 73,750,000 shares; and

(3) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The matters listed in this Notice are described in detail in the accompanying Proxy Statement. The Board of Directors is not aware of any other business to come before the Special Meeting.

Our Board of Directors has fixed the close of business on [●], 2025 as the record date (the “Record Date”) for determining those stockholders who are entitled to notice of and to vote at the Special Meeting or any adjournment of our Special Meeting. Stockholders on the Record Date will be able to attend the Special Meeting virtually and to vote and submit questions during the Special Meeting by visiting [●] and entering the control number on the Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON [●], 2025 AT [●] EASTERN TIME.

This Notice, the accompany Proxy Statement, and any other materials concerning the Special Meeting, together with any amendments to any of these materials, are available on the Internet at [●].

Your vote is important. Whether or not you plan to attend the Special Meeting virtually, please vote over the telephone or via the internet as instructed in Notice of Internet Availability of Proxy Materials or by completing, signing and returning the proxy card mailed to as promptly as possible to ensure your representation at the Special Meeting. To ensure that your vote will be counted, please cast your vote before 11:59 p.m. (Eastern Time) on [●], 2025. Even if you have voted by proxy, you may still vote online if you attend the Special Meeting. Stockholders who attend the Special Meeting should follow the instructions at [●] to vote online at the

Special Meeting. Please note, however, that if your shares are held of record by a bank, broker or other nominee and you wish to vote at the Special Meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board

SAB BIOTHERAPEUTICS, INC.

PROXY STATEMENT

TABLE OF CONTENTS

Page
INFORMATION ABOUT THE SPECIAL MEETING AND VOTING	1
PROPOSAL 1: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF THE SERIES B PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK GOVERNING THE SERIES B PREFERRED STOCK	6
PROPOSAL 2: TO APPROVE AN AMENDMENT TO 2021 OMNIBUS EQUITY INCENTIVE PLAN	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	15
HOUSEHOLDING OF PROXY MATERIALS	17
OTHER MATTERS	17
WHERE YOU CAN FIND ADDITIONAL INFORMATION	17
APPENDIX A: AMENDMENT TO THE 2021 OMNIBUS EQUITY INCENTIVE PLAN	22

777 W 41st Street

Suite 401

Miami Beach, Florida 33140

PROXY STATEMENT

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors (the “Board”) of SAB Biotherapeutics, Inc. (“SAB,” “we,” “our,” “us” or “the Company”) to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on [●], 2025 at [●] Eastern Time in a virtual meeting format only at [●]. The Board knows of no matters to come before the Special Meeting other than those described in this Proxy Statement. If any other matters properly come before the Special Meeting (or any adjournment thereof), the persons named in the proxy card as proxies will vote on such matters in their discretion in accordance with their best judgment.

Matters to be Voted on at the Special Meeting.

At the Special Meeting, the stockholders of the Company will be asked to consider and take action on the following proposals:

(1) to approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock, par value $0.0001 per share (the “Common Stock”) upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) governing the Series B Preferred Stock (the “Series B Nasdaq Conversion Proposal”);

(2) to approve an amendment (the “Plan Amendment”) to the Company’s 2021 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, (i) increase the maximum number of shares of Common Stock available to Plan participants thereunder by 24,180,000 shares to an aggregate of 31,932,466 shares, and (ii) increase the maximum number of additional shares available for issuance pursuant to the annual evergreen increase from 10,000,000 shares to 73,750,000 shares (the “Plan Amendment Proposal”); and

(3) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Stockholders entitled to vote.

Only stockholders of record of our Common Stock at the close of business on [●], 2025 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were [●] shares of Common Stock outstanding.

Common Stock: Each share of our Common Stock outstanding as of the Record Date is entitled to one vote per share on all matters properly brought before the Special Meeting.

Preferred Stock: Each share our Series A-2 Convertible Preferred Stock, par value $0.0001 per share (“Series A-2 Preferred Stock”) and each share of our Series A-3 Convertible Preferred Stock (“Series A-3 Preferred Stock” and together with the Series A-2 Preferred Stock, the “Series A Preferred Stock”) outstanding as of the Record Date has the right to vote on all matters presented to the stockholders for approval, together with the shares of Common Stock, voting together as a single class, on an as-converted to Common Stock basis, based on a conversion price of $6.30 per share and stated value of $1,000 per share. The voting of the Series A Preferred Stock is limited by the

SAB Biotherapeutics, Inc. Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Series A Certificate of Designations”). Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the beneficial ownership limitation (the “blocker”) set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the Record Date, the “blocker” for certain holders of Series A Preferred Stock had been reached, and as such, only [●] shares of Series A Preferred Stock are entitled to vote at the Special Meeting.

Shares of Series B Preferred Stock are not entitled to vote on the matters to be voted upon at this Special Meeting.

A complete list of registered stockholders entitled to vote at the Special Meeting will be available for ten days prior to the Special Meeting for any purposes germane to the Special Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 777 W 41st Street, Suite 401, Miami Beach, Florida 33140, by contacting the Secretary of the Company.

As of the Record Date, the following shares of the Company are issued and outstanding:

•
[●] shares of Common Stock; and
•
[●] shares of Series A Preferred Stock that are convertible into [●] shares of Common Stock.

Therefore, for purposes of the Series B Nasdaq Conversion Proposal and the Plan Amendment Proposal, there are [●] shares (on an as-converted to Common Stock basis) entitled to vote as of the Record Date, consisting of all shares of Common Stock outstanding and [●] shares of Series A Preferred Stock outstanding.

Attending the virtual meeting.

Stockholders of record as of [●], 2025 will be able to participate in the Special Meeting by visiting the Special Meeting website at [●]. To participate in the Special Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials.

The Special Meeting will begin promptly at [●] Eastern Time on [●], 2025.

Online check-in will begin at [●] Eastern Time on [●], 2025, and you should allow approximately 15 minutes for the online check-in procedures.

How to vote.

Whether or not you plan to virtually attend the Special Meeting and regardless of the number of shares of Common Stock and/or Series A Preferred Stock that you own, please vote as soon as possible.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone as instructed below, or by completing a proxy card as soon as possible.

You may vote using the following methods:

Go to http://www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the control number included on your proxy card that was delivered to you. Your vote must be received by 11:59 p.m. (Eastern Time) on [●], 2025 to be counted.

To vote over the telephone, dial [1-800-690-6903] using a touch-tone telephone and follow the recorded instructions (have your proxy card in hand when you call). Telephone voting is available 24 hours a day, 7 days a week, until 11:59 p.m., Eastern Time, on [●], 2025.

Complete, sign, date and return the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to use before the Special Meeting, your shares will be voted as you direct.

In addition, you may vote online during the Special Meeting. To do so, during the Special Meeting, visit our Special Meeting website at [●]. You will be asked to provide the control number included on your proxy card that you request or that was delivered to you or the instructions that accompanied your proxy materials. Once you have logged onto the Special Meeting, please follow the instructions to vote your shares. If you do not have your control number, you will be able to access and listen to the Special Meeting, but you will not be able to vote your shares or submit questions.

Beneficial Ownership: Shares Registered in the Name of Bank, broker or other nominee

If, on the Record Date, your shares were held not in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name.” Your bank, broker or other nominee is considered to be the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you should have received a notice containing voting instructions from your bank, broker or other nominee rather than from us. Simply follow the instructions in the notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Special Meeting if you request and obtain a valid control number from your bank, broker or other nominee. Beneficial owners who attend the Special Meeting should follow the instructions at [●] to vote during the Special Meeting.

If, on the Record Date, your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are a stockholder of record. As a stockholder of record, you may vote online during the Special Meeting, vote by proxy through the internet or telephone or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you intend to attend the Special Meeting, we urge you to vote by proxy through the internet or telephone, or by completing a proxy card as soon as possible.

Quorum.

The holders of a majority of the outstanding shares of our Common Stock and Series A Preferred Stock (on an as-converted to Common Stock basis), subject to the Series A Certificate of Designations, entitled to vote at the Special Meeting as of the Record Date must be virtually present or represented by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Special Meeting if you are virtually present and vote at the Special Meeting or if you have properly submitted a proxy.

Abstentions are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the Special Meeting may be adjourned to another date by the chairman of the meeting.

Pursuant to the Series A Certificate of Designations, the holders of Series A Preferred Stock are not entitled to vote their shares of Series A Preferred Stock in excess of the “blocker” set forth in the Series A Certificate of Designations, as it relates to each holder of Series A Preferred Stock. As of the Record Date, the “blocker” for certain holders of Series A Preferred Stock had been reached. As such, only [●] shares of Series A Preferred Stock are entitled to vote at the Special Meeting and will be counted toward the quorum.

Shares of Series B Preferred Stock are not entitled to vote on the matters to be voted upon at this Special Meeting and therefore are not counted toward the quorum.

Broker non-votes.

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, which means that they can submit a proxy or cast a ballot on behalf of stockholders who do not provide a specific voting instruction. Brokers and banks are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to ensure that your shares are present and voted at the Special Meeting on all matters and if you wish to direct the voting of your shares on “routine” matters.

When there is at least one “routine” matter to be considered at a meeting, a broker “non-vote” occurs when a proposal is deemed “non-routine” and a nominee holding shares for a beneficial owner does not have discretionary voting authority with respect to the “non-routine” matter being considered and has not received instructions from the beneficial owner.

The approval of each of the Series B Nasdaq Conversion Proposal and the Plan Amendment Proposal is generally not considered to be a “routine” matter and banks or brokers are not permitted to vote on these matters if the bank or broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for the Series B Nasdaq Conversion Proposal and the Plan Amendment Proposal.

Vote Required to Approve each Proposal.

Assuming that a quorum is present, the following votes will be required:

Series B Nasdaq Conversion Proposal. With respect to the Series B Nasdaq Conversion Proposal, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

Plan Amendment Proposal. With respect to Plan Amendment Proposal, the affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock and/or Series A Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the Special Meeting on [●], 2025. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual special meeting; however, simply attending the Special Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in “street name,” in general, you may revoke a previously submitted voting instruction by submitting to your bank, broker or other nominee another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual special meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.

We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of the Company, without additional compensation to these individuals. We will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others forward proxy materials to and obtain proxies from such beneficial owners, and will, upon request, reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.

We are not aware of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Special Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.

The preliminary results of the voting on the proposals will be reported at the Special Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the Special Meeting.

Who should I call if I have additional questions?

You may contact our transfer agent by writing Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10014. You may also contact our transfer agent via email at cstmail@continentalstock.com or by telephone at (212) 509-4000.

PROPOSAL 1: TO APPROVE THE POTENTIAL ISSUANCE IN EXCESS OF 19.99% OF OUR OUTSTANDING COMMON STOCK UPON THE CONVERSION OF UP TO 2,500,000 SHARES OF SERIES B PREFERRED STOCK AT LESS THAN THE “MINIMUM PRICE” UNDER NASDAQ LISTING RULE 5635(D), AND WHICH MAY BE DEEMED A “CHANGE OF CONTROL” UNDER NASDAQ LISTING RULE 5635(B), PURSUANT TO THE TERMS OF THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES B CONVERTIBLE PREFERRED STOCK GOVERNING THE SERIES B PREFERRED STOCK

We are asking our stockholders to consider and vote upon a proposal that provides for the potential issuance of a number of shares of our Common Stock in excess of 19.99% of our outstanding shares of Common Stock upon the conversion of shares of Series B Preferred Stock, and shares of Series B Preferred Stock issuable upon the exercise of Enrollment Date Warrants and Release Date Warrants (each as defined below), that we issued in a private placement in July 2025 at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may be deemed a “change of control” under Nasdaq Listing Rule 5635(b), pursuant to the terms of the Series B Preferred Stock.

On July 21, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which we issued and sold, in a private placement (the “Offering”), (i) 1,000,000 shares (the “Shares”) of Series B Preferred Stock, convertible into 100,000,000 shares of Common Stock (the “Conversion Shares”), (ii) release date purchase warrants (the “Release Date Warrants”) to purchase up to 500,000 shares of Series B Preferred Stock (the “Release Date Warrant Shares”), and (iii) enrollment date purchase warrants (the “Enrollment Date Warrants”, and together with the Release Date Warrants, the “Warrants”) to purchase up to 1,000,000 shares of Series B Preferred Stock (the “Enrollment Warrant Shares” and together with the Release Date Warrant Shares, the “Warrant Shares”). Pursuant to the Series B Certificate of Designation, which was filed with the Secretary of State of the State of Delaware on July 21, 2025, each share of Series B Preferred Stock, subject to stockholder approval of the Series B Nasdaq Conversion Proposal at the Special Meeting, converts automatically into shares of Common Stock, at a conversion price of $1.75 per Conversion Share (the “Conversion Price”), subject to certain adjustments and subject to a conversion cap that limits the conversion of the Series B Preferred Stock such that an Investor may not beneficially own more than 4.99% (the “Maximum Percentage”) of the shares of Common Stock that would be issued and outstanding following such conversion. An Investor may decrease or increase the Maximum Percentage by written notice to the Company from time to time to any other percentage not in excess of 19.99%, provided that any increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to the Company. The Purchase Agreement contains customary representations, warranties, and covenants of the Company and the Investors.

Each Enrollment Date Warrant is exercisable at a price of $175 per Enrollment Warrant Share beginning upon receipt of the stockholder approval of the Series B Nasdaq Conversion Proposal until the earlier of (x) five years from the date of issuance and (y) 30 trading days after notice of the Phase II Enrollment Date (as defined in the Enrollment Date Warrant). Each Release Date Warrant is exercisable at a price of $218.75 per Release Date Warrant Share beginning upon receipt of the stockholder approval of the Series B Nasdaq Conversion Proposal until the earlier of (x) five years from the date of issuance and (y) 30 trading days after notice of the Phase II Release Date (as defined in the Release Date Warrant).

Subject to the terms and limitations contained in the Series B Certificate of Designation, the Series B Preferred Stock issued in the Offering will not become convertible until the Company’s stockholders approve the Series B Nasdaq Conversion Proposal at this Special Meeting. On the first trading day following the announcement of the stockholder approval of the Series B Nasdaq Conversion Proposal, each outstanding share of Series B Preferred Stock that was issued pursuant to the Purchase Agreement shall automatically convert into Common Stock, at the Conversion Price, subject to the terms and limitations contained in the Series B Certificate of Designation.

Holders of Series B Preferred Stock are not entitled to voting rights on matters submitted to a vote of stockholders.

Why We Need Stockholder Approval

Our Common Stock is listed on The Nasdaq Capital Market, and as a result, we are subject to Nasdaq’s Listing Rules, including Nasdaq Listing Rule 5635. Below is an overview of the relevant provisions of Nasdaq Listing Rule 5635 as they relate to the issuance of Common Stock upon conversion of the Series B Preferred Stock and the Series B Nasdaq Conversion Proposal.

Nasdaq Listing Rule 5635(d)(2)

Pursuant to Nasdaq Listing Rule 5635(d)(2), stockholder approval is required prior to the issuance of securities in connection with a transaction (or a series of related transactions) other than a public offering involving the sale, issuance or potential issuance of Common Stock (or securities convertible into or exercisable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance at a price that is less than the lower of (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official

Closing Price of the Common Stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”). On July 18, 2025, the last trading date prior to the signing of the Purchase Agreement, the closing price of our Common Stock was $2.57 and the average closing price of our Common Stock for the five trading days immediately preceding July 18, 2025 was $2.686. As described above, upon stockholder approval of the Series B Nasdaq Conversion Proposal, each share of Series B Preferred Stock will automatically convert into Common Stock, at the conversion price of $1.75 per Conversion Share, subject to the terms and limitations contained in the Series B Certificate of Designation. Subject to the limitations set forth in the Series B Certificate of Designation, at the option of the Investor thereof, each share of Series B Preferred Stock, and upon exercise of the Warrants, the Warrant Shares, shall be convertible into Common Stock at the Conversion Price following approval of Proposal 1.

In addition to the stated conversion price of $1.75 per Conversion Share described above, Nasdaq attributes a value of $0.125 to each warrant plus any amount that a warrant is currently in the money or could be in the money due to adjustments. Therefore, in order for the Offering to have been conducted at or above the Minimum Price, each purchaser would have been required to pay $0.125 per warrant, which amount was not paid by the purchasers in the Offering. Therefore, the conversion of the Series B Preferred Stock may result in the issuance of Common Stock in excess of 19.99% of our outstanding shares of Common Stock at less than the Minimum Price. Accordingly, we are seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(d)(2). The stockholder approval requirement described above was included in the Purchase Agreement and Series B Certificate of Designation to comply with Nasdaq Listing Rule 5635(d)(2).

Nasdaq Listing Rule 5635(b)

Pursuant to Nasdaq Listing Rule 5635(b), stockholder approval is required prior to an issuance of securities that could result in a “change of control” of a listed company, which for Nasdaq purposes, is generally deemed to occur when, as a result of an issuance, an investor or a group of investors acquires, or has the right to acquire, 20% or more of the outstanding equity or voting power of the company and such ownership or voting power would be the company’s largest ownership position. As described above, upon stockholder approval of the Series B Nasdaq Conversion Proposal, each share of Series B Preferred Stock will automatically convert into Common Stock, and upon exercise of the Warrants, the Warrant Shares shall be convertible into Common Stock, in each case subject to the terms and limitations contained in the Series B Certificate of Designation. As a result, the issuance of shares of Common Stock upon the conversion of the Series B Preferred Stock with respect to the transactions contemplated by the Purchase Agreement may result in the issuance of shares of Common Stock in excess of 19.99% of the issued and outstanding Common Stock as of the date of the Purchase Agreement. Accordingly, we are also seeking stockholder approval pursuant to Nasdaq Listing Rule 5635(b).

Potential Effects of Approval of this Proposal

If the Series B Nasdaq Conversion Proposal is approved, the issuance of shares of our Common Stock upon conversion of Series B Preferred Stock would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our Common Stock. For example, the Series B Certificate of Designation provides that on the 1st trading day following the Company’s announcement of stockholder approval of the Series B Nasdaq Conversion Proposal, the Series B Preferred Stock will automatically convert into Common Stock, at the conversion price of $1.75 per Conversion Share, subject to the terms and limitations contained in the Series B Certificate of Designation, resulting in the issuance of approximately 100 million shares of Common Stock, which would increase our Common Stock outstanding as of [●], 2025 from [●] shares to [●] shares (an increase of [●]%); provided that if the issuance of Common Stock upon conversion of Series B Preferred Stock would result in a holder exceeding the Maximum Percentage, such excess shares of Series B Preferred Stock shall not be convertible. Furthermore, conversion of all Series B Preferred Stock (including shares of Series B Preferred Stock issuable upon the exercise of the Enrollment Date Warrants and Release Date Warrants), subject to the terms and limitations contained in the Series B Certificate of Designation, would result in the issuance of approximately 250 million shares of Common Stock which would increase our Common Stock Outstanding as of [●], 2025 from [●] shares to [●] shares (an increase of [●]%). Our stockholders do not have preemptive rights to subscribe to additional shares that may be issued by us upon conversion of Series B Preferred Stock in order to maintain their proportionate ownership of the Common Stock. Such issuances could also dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company. In addition, upon conversion of the Series B Preferred Stock there would be a greater number of shares of our Common Stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represents an overhang on the market and could depress the market price of our Common Stock.

Potential Effects of Non-Approval of this Proposal

If the Series B Nasdaq Conversion Proposal is not approved by our stockholders at the Special Meeting, the Series B Preferred Stock will not become convertible into Common Stock and the Warrants will not become exercisable for Series B Preferred Stock. Accordingly, we will be unable to issue any shares of Common Stock underlying the Series B Preferred Stock. Additionally, pursuant to the terms of the Purchase Agreement we are obligated to submit the Series B Nasdaq Conversion Proposal for approval of our stockholders at least semi-annually until such approval is obtained. Additionally, pursuant to the Series B Certificate of Designation, unless prohibited by (i) Delaware law governing distributions to stockholders or (ii) applicable stock exchange rule or regulation, at any time following the 13 month anniversary of the date of initial issuance of the Series B Preferred Stock and ending on the three year anniversary of such date, the Series B Preferred Stock shall be redeemed by us at a price equal to the then-applicable Liquidation Preference (as defined in the Series B Certificate of Designation) not more than 60 days after receipt from the holders of a majority of the then outstanding shares of Series B Preferred Stock of written notice requesting redemption of all shares of Series B Preferred Stock (such date, the “Redemption Date”). Holders of Series B Preferred Stock may elect to be excluded from such redemption, in which case the shares of Series B Preferred Stock held by such holder shall not be redeemed and we shall pay interest on the Redemption Price (as defined in the Series B Certificate of Designation) applicable to such shares of Series B Preferred Stock at an aggregate per annum rate equal to 10% (increased by one percent (1%) each month following the Redemption Date until the Redemption Price, and any interest thereon, is paid in full), with such interest to accrue daily in arrears and be compounded annually, subject to the terms and limitations set forth in the Series B Certificate of Designation.

Vote Required

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO 2021 OMNIBUS EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the Plan Amendment to the existing SAB Biotherapeutics, Inc. 2021 Omnibus Equity Incentive Plan, as amended. Upon recommendation of the compensation committee, the Board approved the Plan Amendment, subject to receipt of stockholder approval, and has recommended that stockholders approve this Proposal 2 to approve the Plan Amendment. Equity-based compensation is an important component of our compensation philosophy because it provides employees with long-term exposure to the Company’s performance and aligns employees’ interests with those of our stockholders. Approval of the Plan Amendment will allow us to continue to grant equity compensation awards to our employees, officers, and directors in furtherance of this philosophy.

We are asking our stockholders to approve the Plan Amendment, which includes the following material amendments (along with certain other clarifying changes):

•
Increases the number of shares authorized for use in making awards under the Plan by 24,180,000 shares to 31,932,466 shares.
•
Increase the number of shares authorized for use in making awards under the Plan pursuant to the “evergreen” clause, from a maximum of 10,000,000 shares available to a maximum of 73,750,000 shares available.

The Company’s officers and directors have an interest in this Proposal 2 due to their participation in the Plan. The reason for seeking stockholder approval of Proposal 2 is to (i) satisfy certain requirements of the Internal Revenue Code of 1986 (the “Code”), related to incentive stock option plans, and (ii) satisfy certain requirements applicable Nasdaq Marketplace Rules. Additionally, the Board believes that to enable the Company to continue to attract and retain personnel of the highest caliber, provide incentive for officers, directors, employees and other key persons and to promote the well-being of the Company, it is in the best interest of the Company and its stockholders to provide to officers, directors, employees, consultants and other independent contractors who perform services for the Company, through the granting of stock options, restricted stock, deferred stock or other stock-based awards, the opportunity to participate in the value and/or appreciation in value of the Company’s Common Stock.

If our stockholders do not approve this Proposal 2, we will be unable to use equity compensation to the extent needed to provide competitive compensation to motivate our employees. If this Proposal 2 is not approved at the Annual Meeting, we could be required to increase cash compensation to attract, retain and motivate our employees, which may compromise funding of our development programs. The Offering, though potentially transformative, involved substantial dilution to the Company’s stockholders, including Plan participants. Following the Offering, we do not believe the number of shares reserved for issuance under the Plan, prior to adoption of the Plan Amendment, is sufficient to motivate our employees in this manner. As a result, we are seeking approval of the Plan Amendment.

The Company’s officers and directors strongly believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees, directors and consultants who help the Company meet its goals. Equity awards align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. If the Plan Amendment is not approved at the Special Meeting and we are then unable to offer equity awards as a component of compensation on agreeable terms, we will be at a disadvantage relative to other companies which will be able to offer more attractive and broad-based compensation packages to their executive officers, directors, and other key employees. The Company’s officers and directors believe that the ability to grant equity awards is, now more than ever, critical to the future success of the Company and in the best interests of the Company’s stockholders.

Equity awards form a core component of our compensation philosophies at it relates to our officers, other employees and non-employee directors. This Proposal 2 will give us flexibility as to any compensation packages we offer, which we believe is critical during times of extremely volatility and uncertainty. As a result, we believe our ability to hire, appoint, and retain key personnel would be negatively impacted by a failure to approve this Proposal 2.

The general description of the Plan Amendment set forth below is qualified in its entirety by and subject to the full text of the form of proposed amendment, which is attached as Appendix A hereto. If our stockholders fail to approve the Plan Amendment, the Plan Amendment will not be given effect and the current plan will continue as in effect prior to the Plan Amendment.

Summary of the Proposed Amendment to the 2021 Omnibus Equity Incentive Plan

Prior to the adoption of the Plan Amendment, up to a maximum of 5,500,000 shares of our Common Stock have been authorized for settlement of awards granted under the Plan without taking into account the annual evergreen increase. Additionally, prior to the adoption of the Plan Amendment, the number of shares authorized for issuance increased beginning in 2022, and through 2024, as of the first day of each fiscal year, by 2.0% of the number of our shares of Common Stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our Board in its sole discretion). Beginning in 2025, the number of shares authorized for issuance increased beginning as of the first day of the fiscal year, by 5.0% of the number of our shares of Common Stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our Board in its sole discretion), not to exceed 10,000,000 shares in total. Prior to the adoption of the Plan Amendment, 7,752,466 shares of our Common Stock have been authorized for settlement of awards granted under the Plan, which includes 2,252,466 shares reserved pursuant to the annual evergreen increases.

If the Plan Amendment is approved, (i) the number of shares of Common Stock that are available for delivery pursuant to awards granted under the Plan will increase from 7,752,466 shares to 31,932,466 shares, and (ii) the maximum number of additional shares available for issuance pursuant to the “evergreen” clause will increase from 10,000,000 shares to 73,750,000 shares.

Summary of the Plan, as Amended by the Plan Amendment

The Plan covers the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. As of June 30, 2025, [●] employees (including officers) and eight non-employee directors were eligible to participate in the Plan. For purposes of the Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock possessing more than fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or more than fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of more than fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

The compensation committee of the Board administers the Plan. The full Board must approve all decisions regarding awards to non-employee directors.

Up to a maximum of 31,932,466 shares of our Common Stock may be delivered in settlement of awards granted under the Plan. Beginning in 2025, the number of shares authorized for issuance increases, and occurring each year thereafter through 2031, by 5.0% of the number of our shares of Common Stock issued and outstanding on a fully-diluted basis as of the last day of the preceding fiscal year (or such lesser number of shares as determined by our Board in its sole discretion). In no event, however, shall the aggregate number of shares that may be issued pursuant to these annual increases under the Plan exceed 73,750,000 in total during the life of the Plan.

Up to a maximum of 31,932,466 shares of our Common Stock may be issued under the Plan pursuant to the exercise of incentive stock options. The stock delivered to settle awards made under the Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the Plan. If any shares subject to any award granted under the Plan (other than a substitute award as described below) is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such awards will again be available for issuance under the Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of an award will continue to be treated as having been delivered under the Plan and will not again be available for grant under the Plan. Upon settlement of any stock appreciation rights (“SARs”), the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

If a dividend or other distribution (whether in cash, shares of Common Stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our Common Stock such that the compensation committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the Plan, the compensation committee will make an equitable change or adjustment as it deems appropriate to the number of type of securities with respect to which awards may be granted, (ii) the number and type of securities subject to outstanding awards, (iii) the exercise price with respect to any option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of such outstanding award, and (iv) the number and kind of outstanding restricted shares, or the shares underlying any other form of award.

Types of Awards

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The Plan permits the granting of any or all of the following types of awards to all grantees:
•
stock options, including incentive stock options (“ISOs”);
•
stock appreciation rights (“SARs”);
•
restricted shares;
•
deferred stock;

•
restricted stock units;
•
performance units and performance shares;
•
dividend equivalents;
•
bonus shares; and
•
other stock-based awards.

Generally, awards under the Plan are granted for no consideration other than prior and future services. Awards granted under the Plan may, in the discretion of the committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the Plan; provided, however, that if an SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The committee is authorized to grant SARs and stock options (including incentive stock options (ISOs) except that an ISO may only be granted to an employee of ours or one of our subsidiary corporations). A stock option allows a grantee to purchase a specified number of shares of our Common Stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. An SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or an SAR will be determined by the committee and set forth in the applicable award agreement but the exercise price may not be less than the fair market value of a share of Common Stock on the grant date. The term of each option or SAR is determined by the committee and set forth in the applicable award agreement, except that the term may not exceed ten (10) years (or five (5) years if the grantee holds more than 10% of the total combined voting power of all classes of our capital stock).

Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer); delivering shares of our Common Stock previously owned by the grantee; or, with the approval of the compensation committee, (i) delivery of shares of our Common Stock acquired upon the exercise of such options, or (ii) the sale of shares acquired upon exercise of the options through a broker-dealer to whom the grantee has delivered irrevocable notice of exercise and instructions to deliver sales proceeds sufficient to pay us the exercise price.

Following shareholder approval of the Plan on October 20, 2021, ISOs may be granted pursuant to the terms of the Plan.

Restricted Shares

The committee may award restricted shares consisting of shares of our Common Stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the applicable award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the applicable award agreement.

Deferred Stock and Restricted Stock Units

The committee may also grant deferred stock awards and/or restricted stock unit awards. A deferred stock award is the grant of a right to receive a specified number of shares of our Common Stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code. A restricted stock unit award is the grant of a right to receive a specified number of shares of our Common Stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. Unless otherwise determined by the compensation committee, grantees will have the rights to receive dividend equivalents in respect of deferred stock and/or restricted stock units, which dividend equivalents shall be deemed reinvested in additional shares of deferred stock or restricted stock units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the deferred stock or restricted stock units to which such dividend equivalents relate.

Performance Units

The committee may grant performance units, which entitle a grantee to cash or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The initial value of a performance unit will be determined by the committee at the time of grant. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Performance Shares

The committee may grant performance shares, which entitle a grantee to a certain number of shares of Common Stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the committee and reflected in the applicable award agreement. The committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the applicable award agreement.

Bonus Shares

The committee may grant fully vested shares of our Common Stock as bonus shares on such terms and conditions as specified in the applicable award agreement.

Dividend Equivalents

The committee is authorized to grant dividend equivalents, which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our Common Stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the Plan. If deferred, such dividend equivalents may be credited with interest or may be deemed to be invested in shares of our Common Stock, other awards under the Plan or in other property.

Other Stock-Based Awards

The Plan authorizes the committee to grant awards that are valued in whole or in part by reference to or otherwise based on certain other securities. The committee determines the terms and conditions of such awards, including whether awards are paid in shares or cash.

Business Combination, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with equivalent awards granted by the surviving company (or its parent company), the committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of an option or SAR exceeds the fair market value of our Common Stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the Plan

The Plan may be amended, altered, suspended, discontinued or terminated by our Board without further stockholder approval, unless such approval is required by law or regulation or under the rules of any stock exchange or automated quotation system on which our Common Stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.

In addition, subject to the terms of the Plan, no amendment or termination of the Plan may materially and adversely affect the right of a grantee under any award granted under the Plan.

Unless earlier terminated by our Board, the Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the Plan.

Federal Income Tax Consequences

The following discussion summarizes the certain Federal income tax consequences of the Plan based on current provisions of the Code, which are subject to change. This summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular grantee based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (including the rules applicable to deferred compensation under Code Section 409A or golden parachute excise taxes under Code Section 4999), or other tax laws other than federal income tax law. The following is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, the Company advises all grantees to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Options. A recipient of a stock option will not have taxable income upon the grant of the stock option. For stock options that are not incentive stock options, the grantee will recognize ordinary income upon exercise in an amount equal to the value of any cash received, plus the difference between the fair market value of the freely transferable and non-forfeitable shares received by the grantee on the date of exercise and the exercise price. The grantee’s tax basis in such shares will be the fair market value of such shares on the date the option is exercised. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss. The acquisition of shares upon exercise of an incentive stock option will not result in any taxable income to the grantee, except, possibly, for purposes of the alternative minimum tax. The gain or loss recognized by the grantee on a later sale or other disposition of such shares will either be long-term capital gain or loss or ordinary income, depending upon whether the grantee holds the shares for the legally-required period (currently two years from the date of grant and one year from the date of exercise). If the shares are not held for the legally-required period, the grantee will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sales price and the exercise price. If the grantee holds the shares for the legally required holding period, the grantee’s tax basis in such shares will be the exercise price paid for the shares.

Generally, a company can claim a federal income tax deduction equal to the amount recognized as ordinary income by a grantee in connection with the exercise of a stock option, but not relating to a grantee’s capital gains. Accordingly, the Company will not be entitled to any tax deduction with respect to an incentive stock option if the grantee holds the shares for the legally-required period.

Restricted Shares. Unless a grantee makes the election described below, a grant of restricted shares will not result in taxable income to the grantee or a deduction for the Company in the year of grant. The value of such restricted shares will be taxable to a grantee as ordinary income in the year in which the restrictions lapse. Alternatively, a grantee may elect to treat as income in the year of grant the fair market value of the restricted stock on the date of grant, provided the grantee makes the election within 30 days after the date of such grant. If such an election were made, the grantee would not be allowed to deduct at a later date the amount included as taxable income if the grantee should forfeit the shares of restricted stock. The amount of ordinary income recognized by a grantee is deductible by the Company in the year such income is recognized by the grantee, provided such amount constitutes reasonable compensation to the grantee. If the election described above is not made, then prior to the lapse of restrictions, dividends paid on the shares subject to such restrictions will be taxable to the grantee as additional compensation in the year received, and the Company will be allowed a corresponding deduction.

Other Awards. Generally, when a grantee receives payment in settlement of any other award granted under the Plan, the amount of cash and the fair market value of the shares received will be ordinary income to such grantee, and the Company will be allowed a corresponding deduction for federal income tax purposes.

Generally, when a grantee receives payment with respect to dividend equivalents, the amount of cash and the fair market value of any shares or other property received will be ordinary income to such grantee. The Company will be entitled to a federal income tax deduction in an amount equal to the amount the grantee includes in income.

If the grantee is an employee or former employee, the amount the grantee recognizes as ordinary income in connection with an award (other than an incentive stock option) is subject to tax withholding.

Limitations on Deductions. Code Section 162(m) as amended by the Tax Cuts and Jobs Act, limits the Federal income tax deductibility of compensation paid to any covered employee to $1 million per fiscal year. A “covered employee” is any individual who (i) is the Company’s principal executive officer or principal financial officer at any time during the then current fiscal year, (ii) is one of the three highest paid named executive officers (other than the principal executive officer or principal financial officer) during the then current fiscal year or (iii) was a covered employee in any prior fiscal year beginning after December 31, 2016.

Deferred Compensation. Under Section 409A of the Code. Any award that is deemed to be a deferral arrangement (excluding certain exempted short-term deferrals) will be subject to Code Section 409A. Generally, Code Section 409A imposes accelerated inclusion in income and tax penalties on the recipient of deferred compensation that does not satisfy the requirements of Code Section 409A. Options and restricted shares granted under the Amended and Restated Omnibus Plan will typically be exempt from Code Section 409A. Other awards may result in the deferral of compensation. Awards under the Plan that may result in the deferral of compensation are intended to be structured to meet applicable requirements under Code Section 409A. Certain grantee elections and the timing of distributions relating to such awards must also meet requirements under Code Section 409A in order for income taxation to be deferred and tax penalties avoided by the grantee upon vesting of the award.

Vote Required

The affirmative vote of a majority of the votes cast by all stockholders present in person or represented by proxy at the Special Meeting and entitled to vote on the proposal is required to approve this proposal. Shares that are not represented at the Special Meeting, abstentions, if any, and, if this proposal is deemed to be “non-routine,” broker non-votes with respect to this proposal will not affect the outcome of the vote on this proposal. If this proposal is deemed to be “routine,” no broker non-votes will occur on this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series A-2 Preferred Stock and Series B Preferred Stock as of August 1, 2025, by:

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each person known to be the beneficial owner of more than 5% of our outstanding Common Stock on an as-converted to Common Stock basis;
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each of our executive officers and directors; and
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all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of stock options, within 60 days. Shares subject to options that are currently exercisable or exercisable within 60 days are considered outstanding and beneficially owned by the person holding such options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the Company believes that the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise noted, the business address of each of the directors and executive officers of the Company is 777 W 41st Street, Suite 401, Miami Beach, Florida 33140.

The percentage of beneficial ownership of the Company is calculated based on 10,411,061 shares of Common Stock outstanding as of August 1, 2025. Shares of Common Stock subject to warrants, options or rights currently exercisable, or exercisable within 60 days of August 1, 2025 are counted as beneficially owned by the holder.

Shares Beneficially Owned(1)

Beneficial Owner	Common Stock	Percent		Series A-2 Preferred Stock	Percent		Series B Preferred Stock	Percent		Percent of Total Voting Power
Executive Officers and Directors
Christine Hamilton (2)	895,894	8.53%		—	*	%	—	*	%	*	%
Eddie J. Sullivan, PhD (3)	686,147	6.49%		—	*	%	—	*	%	*	%
Samuel J. Reich (4)	367,755	3.44%		—	*	%	—	*	%	*	%
Jeffrey G. Spragens (5)	59,789	*	%	—	*	%	—	*	%	*	%
William Polvino, MD (6)	30,937	*	%	—	*	%	—	*	%	*	%
David Link, MBA (7)	35,046	*	%	—	*	%	—	*	%	*	%
Scott Giberson (8)	12,500	*	%	—	*	%	—	*	%	*	%
Erick Lucera (9)	12,013	*	%	—	*	%	—	*	%	*	%
Andrew Moin (10)	458,457	4.40%		28,380	81.16%		228,500	22.85%		14.56%
Katie Ellias	—	*	%	—	*	%	—	*	%	*	%
Jay S. Skyler, MD (11)	21,666	*	%	—	*	%	—	*	%	*	%
Alexandra Kropotova (12)	88,107	*	%	—	*	%	—	*	%	*	%
Lucy To (13)	33,854	*	%	—	*	%	—	*	%	*	%
Christoph Bausch (14)	130,998	1.24%		—	*	%	—	*	%	*	%
All directors and executive officers as a group (14 persons)	2,833,163	25.06%		28,380	81.16%		228,500	22.85%		15.73%

Other 5% Stockholders
RA Capital Healthcare Fund, L.P. (15)	—	*	%	—	*	%	171,400	17.14%		8.98%
Entities affiliated with Vivo Opportunities L.P. (16)	—	*	%	—	*	%	114,200	11.42%		5.98%
Commodore Capital Master L.P. (17)	—	*	%	—	*	%	114,200	11.42%		5.98%

*	Represents beneficial ownership of less than one percent (1%).

(1)
Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock and Series A Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of Common Stock, shares of Common Stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of August 1, 2025, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below; and (iii) the beneficial ownership percentages shown above are based on a total of 202,413,435 eligible voting shares outstanding as of

August 1, 2025, being comprised of (a) 10,411,061 shares of Common Stock, (b) 17,002,374 shares of Common Stock assuming conversion of 34,967 shares of Series A-2 Preferred Stock, and (c) 175,000,000 shares of Common Stock assuming conversion of 1,000,000 shares of Series B Preferred Stock.
(2)
Consists of (i) 499,308 shares of Common Stock held by Ms. Hamilton; (ii) 17,424 shares of Common Stock held as a co-owner by Ms. Hamilton with her spouse, Dr. Edward Hamilton; (iii) 290,901 shares of Common Stock held by Ms. Hamilton’s spouse, Dr. Edward Hamilton; (iv) 2,500 shares held by Christiansen Investments; (v) 8,298 shares of Common Stock underlying warrants that are exercisable within 60 days of August 1, 2025; (vi) 32,098 shares of Common Stock underlying stock options held by Ms. Hamilton exercisable within 60 days of August 1, 2025; and (vii) 45,365 shares of Common Stock underlying stock options held by her spouse, Dr. Edward Hamilton, exercisable within 60 days of August 1, 2025. Ms. Hamilton is a control person with voting and dispositive power over shares of Christiansen Investments and is deemed to have beneficial ownership of the shares held by Christiansen Investments. Ms. Hamilton disclaims beneficial ownership of such securities except to the extent of her pecuniary interest therein, directly or indirectly.
(3)
Consists of (i) 523,230 shares of Common Stock held by Dr. Sullivan; and (ii) 162,917 shares of Common Stock underlying stock options held by Dr. Sullivan exercisable within 60 days of August 1, 2025.
(4)
Consists of (i) 21,800 shares of Common Stock held by Mr. Reich; (ii) 100 shares of Common Stock held jointly by Mr. Reich and Mr. Reich’s spouse; (iii) 54,769 of shares of Common Stock held by Big Cypress Holdings, LLC that are subject to vesting during a period of up to five years after October 22, 2021, which is the Business Combination Closing Date; (iv) 996 shares of Common Stock underlying warrants that are currently exercisable; and (v) 290,090 shares of Common Stock underlying stock options held by Mr. Reich exercisable within 60 days of August 1, 2025. Mr. Reich is a managing member with voting and dispositive power over shares of Big Cypress Holdings, LLC and is deemed to have beneficial ownership of the shares held by Big Cypress Holdings, LLC. Mr. Reich disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(5)
Consists of (i) 39,498 shares of Common Stock held by Mr. Spragens; (ii) 10,291 shares of Common Stock underlying warrants that are currently exercisable; and (iii) 10,000 shares of Common Stock underlying stock options held by Mr. Spragens exercisable within 60 days of August 1, 2025.
(6)
Consists of 30,937 shares of Common Stock underlying stock options held by Dr. Polvino exercisable within 60 days of August 1, 2025.
(7)
Consists of (i) 5,731 shares of Common Stock held by Mr. Link; (ii) 1,209 of shares of Common Stock held by Iron Horse Investments, LLC; (iii) 4,149 shares of Common Stock underlying warrants that are currently exercisable; and (iv) 23,957 shares of Common Stock underlying stock options held by Mr. Link exercisable within 60 days of August 1, 2025. Mr. Link is a control person with voting and dispositive power over shares of Iron Horse Investments, LLC and is deemed to have beneficial ownership of the shares held by Iron Horse Investments, LLC. Mr. Link disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein, directly or indirectly.
(8)
Consists of 12,500 shares of Common Stock underlying stock options held by Mr. Giberson exercisable within 60 days of August 1, 2025.
(9)
Consists of 12,013 shares of Common Stock underlying stock options held by Mr. Lucera exercisable within 60 days of August 1, 2025.
(10)
These securities are beneficially owned by (i) Sessa Capital (Master) L.P. (“Sessa Capital”), directly, (ii) Sessa Capital GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital, (iii) Sessa Capital IM, L.P., indirectly as a result of being the investment adviser for Sessa Capital, (iv) Sessa Capital IM GP, LLC, indirectly as a result of being the sole general partner of Sessa Capital IM, L.P., and (v) John Petry, indirectly as a result of being the manager of Sessa Capital GP, LLC and Sessa Capital IM GP, LLC. Andrew Moin, an Analyst and Partner with Sessa Capital, is a member of the Board of the Company. Mr. Moin disclaims beneficial ownership of any securities reported by any person except to the extent of his pecuniary interest therein. Sessa Capital is subject to a 4.99% blocker on all shares of Series A Preferred Stock and Series B Preferred Stock held by Sessa Capital.
(11)
Consists of 21,666 shares of Common Stock underlying stock options held by Dr. Skyler exercisable within 60 days of August 1, 2025.
(12)
Consists of (i) 24,128 shares of Common Stock held by Ms. Kropotova; (ii) 56,790 shares of Common Stock underlying stock options held by Ms. Kropotova exercisable within 60 days of August 1, 2025; and (iii) 7,189 shares of Common Stock underlying restricted stock units that will vest within 60 days of August 1, 2025.
(13)
Consists of 33,854 shares of Common Stock underlying stock options held by Ms. To exercisable within 60 days of August 1, 2025.

(14)
Consists of 130,998 shares of Common Stock underlying stock options held by Mr. Bausch exercisable within 60 days of August 1, 2025.
(15)
Represents 17,140,000 shares of Common Stock underlying 171,400 shares of Series B Preferred Stock held by RA Capital Healthcare Fund, L.P. (“RACHF”) as of August 1, 2025. RACHF is subject to a 9.99% blocker on all shares of Series B Preferred Stock held by RACHF. RA Capital Management, L.P. is the investment manager for RACHF. The general partner of RA Capital Management, L.P. is RA Capital Management GP, LLC, of which Peter Kolchinsky and Rajeev Shah are the managing members. Each of RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah may be deemed to have voting and investment power over the securities held by RACHF. RA Capital Management, L.P., RA Capital Management GP, LLC, Mr. Kolchinsky and Mr. Shah disclaim beneficial ownership of such securities except to the extent of any pecuniary interest therein. The principal business address of the persons and entities listed above is 200 Berkeley Street, 18th Floor, Boston, MA 02116.
(16)
Represents 11,420,000 shares of Common Stock underlying 114,200 shares of Series B Preferred Stock, as of August 1, 2025, held by entities affiliated with (collectively, the “Vivo Opportunity Funds”). The Vivo Opportunity Funds have a 9.99% blocker on all shares of Series B Preferred Stock held by the Vivo Opportunity Funds.
(17)
Represents 11,420,000 shares of Common Stock underlying 114,200 shares of Series B Preferred Stock held by Commodore Capital Master, L.P. (“Commodore”) as of August 1, 2025. Commodore has a 9.99% blocker on all shares of Series B Preferred Stock held by Commodore.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Special Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Special Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or notify us by sending a written request to: the Corporate Secretary, 777 41st Street, Suite 401, Miami Beach, Florida 33140. You will be removed from the householding program, after which you will receive an individual copy of the proxy materials promptly.

Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

We know of no other matters to be brought before the Special Meeting. However, if any other matters do properly come before the Special Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom this Proxy Statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the Proxy Statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the Proxy Statement incorporates). Please direct such request in writing or by telephone at the following address:

SAB Biotherapeutics, Inc.

777 W 41st St.; Suite 401

Miami Beach, FL 33140

Attn: Corporate Secretary

You may also access such documents free of charge at [●] as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this Proxy Statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

By Order of the Board of Directors,

/s/ Samuel J. Reich
Samuel J. Reich
Chief Executive Officer and Chairman of the Board
Miami Beach, Florida
August 19, 2025

SCAN TO

VIEW MATERIALS & VOTE •

SAB BIOTHERAPEUTICS, INC.

777 W 41ST STREET

MIAMI BEACH, FLORIDA 33140

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting -Go to www.virtualshareholdermeeting.com/SABS2025SM

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.

Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,

Edgewood, NY 11717.

V78920-S20865

SAB BIOTHERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following proposals: For Against Abstain

1. Approve the potential issuance in excess of 19.99% of the Company’s outstanding Common Stock, par value $0.0001 per share (the “Common Stock”),

!!!

upon the conversion of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) including shares of Series B Preferred Stock issuable upon the exercise of warrants, at less than the “minimum price” under Nasdaq Listing Rule 5635(d), and which may deemed a “change of control” under Nasdaq Listing Rule 5635, pursuant to the terms of the Certificate of Designation of Preferences, Rights and

Limitations of Series B Convertible Preferred Stock governing the Series B Preferred Stock.

2. Approve an amendment to the Company’s 2021 Omnibus Equity Incentive Plan, as amended (the “Plan”) to, among other things, (i) increase the !!!

maximum number of shares of Common Stock available to Plan participants thereunder by 24,180,000 shares to an aggregate of 31,932,466 shares,

and (ii) increase the maximum number of additional shares available for issuance pursuant to the annual evergreen increase from 10,000,000 shares to

73,750,000 shares.

3. Transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,

administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Notice and Proxy Statement is available at www.proxyvote.com.

V78921-S20865

SAB BIOTHERAPEUTICS, INC.

Special Meeting of Stockholders

[TBD], 2025 [TBD] AM Eastern Time

This proxy is solicited by the Board of Directors

The undersigned appoints [TBD] and [TBD], and each of them, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned, all of the shares of common stock of SAB Biotherapeutics, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders of

SAB Biotherapeutics, Inc. to be held on [TBD], 2025, and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

Appendix A

SAB BIOTHERAPEUTICS, INC.

2021 OMNIBUS EQUITY INCENTIVE PLAN, AS AMENDED

(Amended [_], 2025)